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                                                                   EXHIBIT 10.24

                     THE EXECUTIVE NONQUALIFIED EXCESS PLAN
                                GM OFFSHORE, INC.

                        INITIAL SALARY DEFERRAL AGREEMENT


      This Salary Deferral Agreement ("Agreement") is entered into this ____ day of _____________, _____- by and between GM Offshore, Inc., a Delaware corporation, having its principal place of business at 4400 Post Oak
Parkway, Suite 1170, Houston, TX 77027-3414 (hereinafter the "Employer")
and ________________________________, an individual having his/her principal place of residence located at _______________, ____________, _______,
__________ (hereinafter "Participant").     (address)       (city)     (state)
  (zip)

                                    RECITALS

      A. The Employer has previously adopted a Nonqualified Deferred Compensation Plan effective April 1, 2001 (hereinafter the "Plan") primarily for the purpose of providing deferred compensation benefits for a select group of management or highly compensated participants.

      B. The Participant, in recognition of his/her valuable service to the Employer, has been selected by the committee as an eligible participant in the Plan.

      In consideration of the mutual covenants and conditions contained herein, and for such good and valuable consideration, the receipt and adequacy of which is hereby admitted and acknowledged, the parties hereto agree as follows:


      1.    ACCEPTANCE OF PLAN: (Participant must check one of the two options)

      [ ] The Participant, by virtue of his/her execution of this Agreement, does hereby acknowledge receiving a copy of the Plan Summary and AGREES to be bound by the terms and conditions contained within the Plan. The provisions of the Plan are hereby incorporated by reference into this Agreement.

                                       OR

      [ ] The Participant, by virtue of his/her execution of the Agreement, does hereby acknowledge receiving a copy of the Plan Summary and DECLINES to participate in the Plan at this time.
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2.    DEFERRAL OF COMPENSATION:

      Pursuant to the terms of the Plan, the Participant hereby agrees to defer his/her compensation from the Employer as follows:

      A. DEFERRAL OF BASE ANNUAL COMPENSATION: (minimum of 1% and maximum of 50% of salary)


            [ ]   Percentage:       ________% from each paycheck or payment


            [ ]   Fixed Amount:     $________  from each paycheck or payment


            [ ]   No deferral



            DEFERRAL OF BONUS COMPENSATION: (minimum of 10% and no maximum limit)


            [ ]   Percentage:       ________% from each paycheck or payment


            [ ]   Fixed Amount:     $________ from each paycheck or payment


            [ ]   No deferral


            DEFERRAL OF DIRECTOR'S FEES: (minimum of 5% and no maximum limit)


            [ ]   Percentage:       ________% from each paycheck or payment


            [ ]   Fixed Amount:     $________ from each paycheck or payment


            [ ]   No deferral

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      B.    DEFERRAL OF COMPENSATION SHOULD BE ALLOCATED INTO THE FOLLOWING
            ACCOUNTS:


   _______% 1) RETIREMENT ACCOUNT:

            PAYMENT OF PLAN BENEFIT (ENTIRE RETIREMENT ACCOUNT INCLUDING ALL FORMS OF COMPENSATION)

            I have been informed of the options for payment of my benefit from the above-named plan. I understand the options, and I choose payments in the form of (elect one):

                        [ ]   Lump sum

                        [ ]   Annual installments for five years

                        [ ]   Annual installments for ten years

                        [ ]   Annual installments for fifteen years

                        [ ]   Other:  _______________________



   _______% 2) IN-SERVICE DISTRIBUTION ACCOUNT:

                 Irrevocable Distribution Date _____ / _____ / _____


   _______% 3) COLLEGE EDUCATION ACCOUNTS:


                                                                  Payment Period
                                                                     (Years)
                                                                    Circle One:
                                                                    -----------
100%    _____%  __________________________     ____/____/____        4   5   6
               (name of eligible dependent)   (date of birth)

        _____%  __________________________     ____/____/____        4   5   6
               (name of eligible dependent)   (date of birth)

        _____%  __________________________     ____/____/____        4   5   6
               (name of eligible dependent)   (date of birth)

        _____%  __________________________     ____/____/____        4   5   6
               (name of eligible dependent)   (date of birth)

        _____%  __________________________     ____/____/____        4   5   6
               (name of eligible dependent)   (date of birth)
          100%

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      3. INVESTMENT ALLOCATION:

As established in the Plan, the Employer has established a Deferred Compensation Account, to which the Participant's compensation Deferral will be credited. Any participant deferrals into the deferred compensation plan, in excess of 7.5%, will be credited with earnings (and losses) based upon the investment returns and expense Deferrals (or enhancements) of the following indices. The initial 7.5% will be invested in the GulfMark Offshore, Inc.(gmrk). The indices selected must total 100%. IF INCOMPLETE, THE FUNDS WILL AUTOMATICALLY DEFAULT TO THE COMPANY STOCK ACCOUNT.

---------------------------------------------------------------------------------------
                                           EMPLOYEE
                                         DEFERRALS IN      IN-SERVICE         COLLEGE
                                          EXCESS OF       DISTRIBUTION       EDUCATION
              INDICES:                      7.5%:           ACCOUNT:         ACCOUNTS:
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

GulfMark Offshore, Inc. Company Stock
 (gmrk)                                           %                 %                %
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Prime Rate + 2%
(Wall Street Journal rate)                        %                 %                %
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      TOTALS (must equal 100%)                 100%              100%             100%
---------------------------------------------------------------------------------------

      4. EFFECTIVE DATE:

This agreement shall become effective for the first payroll period that commences on or after the January 1 that next follows the date the Agreement is filed with the Employer. If the Participant first becomes eligible to participate in the Plan during a plan year, but after January 1 of that plan year, this Agreement shall be effective as of the first payroll period next following the later of the date he/she is eligible to enter the Plan or the date the committee receives an executed copy of this Agreement. This Agreement shall continue in effect, unless modified or revoked by the Participant, until the Participant terminates his/her service with the Employer, or, if earlier, until the Participant ceases to be an Active Participant under the plan.

      5. COUNTERPARTS:

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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      6. ACKNOWLEDGEMENTS: The Participant hereby acknowledges the following:

            A. The obligation of the Employer to make payments under the Plan and the Agreement is a contractual liability of the Employer to the Participant.

            B. Such payments shall be made from the general funds of the Employer, and the Employer shall not be required to establish or maintain any special or separate fund, or otherwise to segregate assets to make the payment.

            C. The Participant shall not have any interest in any particular assets of the Employer by reason of the Employer's obligation under the Plan and this Agreement.

            D. To the extent that the Participant or any other person acquires a right to receive payments from the Employer, such rights shall be no greater than the right or an unsecured creditor of the Employer.


      IN WITNESS WHEREOF, This Agreement has been executed by and on behalf of the parties hereto as of the date first written above.


      ------------------------------
           Participant Signature



      GM OFFSHORE, INC.

      ------------------------------      ------------------------
       Signature of Company Officer       Title of Company Officer

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